iShares®
iShares Trust
Supplement dated March 8, 2023 (the “Supplement”)
to the Summary Prospectus dated November 2, 2022,
the Prospectus and Statement of Additional Information (the “SAI”),
each dated October 24, 2022,
for the iShares Environmental Infrastructure and Industrials ETF (EFRA) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.
The following changes for the Fund will be effective on or around March 17, 2023.
Change in the Fund’s “Table of Contents”
The paragraph of the section of the Prospectus entitled “Table of Contents” on page i of the Prospectus is deleted in its entirety and replaced with the following:
“FTSE” and “FTSE Green Revenues Select Infrastructure and Industrials Index” are registered trademarks of FTSE International Limited and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. All rights in the FTSE Green Revenues Select Infrastructure and Industrials Index, and the underlying FTSE Global All Cap Index vest in the relevant LSE Group company which owns the Index. “FTSE®” is a trade mark(s) of the relevant LSE Group company and is/are used by any other LSE Group company under license. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
Change in the Fund’s “Principal Investment Strategies”
The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” for the Fund is deleted in its entirety and replaced with the following:
The Fund seeks to track the investment results of the FTSE Green Revenues Select Infrastructure and Industrials Index (the “Underlying Index”), which has been developed by FTSE International Limited (the “Index Provider” or “FTSE”). The Underlying Index is composed of U.S. and non‑U.S. equity securities selected from the FTSE Global All Cap Index (the “Parent Index”). The Parent Index is composed of large-, mid‑ and small-capitalization stocks from developed and emerging markets. The Underlying Index captures eligible infrastructure and industrials solutions that aim to support energy efficiency and emissions mitigation, pollution reduction, or land and resource optimization. The Underlying Index is designed to reflect the equity performance of U.S. and non‑U.S. companies that derive at least 40% of their combined annual green revenues in aggregate from a combination of 29 selected FTSE Green Revenues Classification System (“GRCS”) micro-sectors (as defined by the Index Provider), which were determined based on relevance to the three key themes: (1) energy efficiency and emissions mitigation, (2) pollution reduction, or (3) land and resource optimization.
The sixth paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” for the Fund is deleted in its entirety and replaced with the following:
As of November 30, 2022, the Underlying Index was composed of securities of companies in the following countries or regions: Australia, Brazil, Canada, Chile, China, France, Germany, Japan, the Netherlands, Norway, Qatar, South Africa, Spain, Sweden, Switzerland, the United Kingdom (the “U.K.”), and the U.S. As of November 30, 2022, a significant portion of the Underlying Index included companies in the industrials and utilities sectors. As of November 30, 2022, the Underlying Index had 52 components. The components of the Underlying Index are likely to change over time.
Change in the Fund’s “Tax Information”
The following is added as the second paragraph of the section of the Summary Prospectus and Prospectus entitled “Tax Information” for the Fund:
Effective March 17, 2023, the Underlying Index will include equity securities from emerging markets. In connection with this change to the methodology, the Fund’s overall portfolio will be modified and the Fund is expected to incur capital gains related to the rebalance.
Change in the Fund’s “Summary of Principal Risks” and “A Further Discussion of Principal Risks”
The section entitled “Market Risk” on page S‑8 of the Summary Prospectus is deleted in its entirety and replaced with the following:
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
The section entitled “Index-Related Risk” on pages 7‑8 of the Prospectus is deleted in its entirety and replaced with the following:
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided by the Index Provider to BFA. BFA does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. In addition, there may be heightened risks associated with the adequacy and reliability of the information the Index Provider uses given the Fund’s exposure to emerging markets, as certain emerging markets may have less information available or less regulatory oversight. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund
The section entitled “Market Risk” on pages 11‑12 of the Prospectus is deleted in its entirety and replaced with the following:
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security, asset, or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. The Fund invests primarily in emerging market bonds and, as a result, the Fund’s portfolio may have greater exposure to market risk than a fund that invests in securities of developed markets. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer term maturities. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Change in the Fund’s “A Further Discussion of Other Risks”
The following are hereby added to the section “A Further Discussion of Other Risks” of the Fund’s Prospectus:
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the higher the degree of custody risk.
Privatization Risk. Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re‑nationalization of such privatized entities. There is no assurance that similar losses will not recur.
Risk of Investing in Emerging Markets. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, social, political or economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Moreover, emerging markets often have less reliable securities valuations and greater risks associated with custody of securities than developed markets.
Some countries in which the Fund may invest may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and securities markets of their economies. Some of these countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate social unrest, violence and labor unrest in some of the countries in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.
Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could have an adverse effect on the Fund in seeking to achieve its investment objective.
Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries. As a result, investments in certain countries in which the Fund may invest may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.

Change in the Fund’s “Shareholder Information”
The following information is added as the second paragraph in the section of the Prospectus entitled “Taxes on Distributions” for the Fund:
Effective March 17, 2023, the Underlying Index will include equity securities from emerging markets. In connection with this change to the methodology, the Fund’s overall portfolio will be modified and the Fund is expected to incur capital gains related to the rebalance.
Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”
The first paragraph of the section entitled “FTSE Green Revenues Select Infrastructure and Industrials Index” on page 18 of the SAI is deleted in its entirety and replaced with the following:
Number of Components: approximately 52
Index Description. The FTSE Green Revenues Select Infrastructure and Industrials Index (the “Underlying Index”) is an equity index designed to reflect the performance of U.S. and non‑U.S. companies, selected from the FTSE Global All Cap Index (the “Parent Index”). The Parent Index is composed of large-, mid‑ and small-capitalization stocks from developed and emerging markets. The Underlying Index is designed to reflect the equity performance of U.S. and non‑U.S. companies that derive at least 40% of their combined annual green revenues in aggregate from a combination of 29 selected FTSE Green Revenues Classification System (“GRCS”) micro-sectors (as defined by FTSE International Limited (the “Index Provider” or “FTSE”)), which were determined based on relevance to the three key themes: (1) energy efficiency and emissions mitigation, (2) pollution reduction, or (3) land and resource optimization.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑EFRA‑0323

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